UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 26, 2010 (May 21, 2010)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Vermont	0-29464	03-0153200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Graniteville Road, Graniteville Vermont	05654
(Address of principal executive offices)	(Zip Code)

(802) 476-3121

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION
FORM 8-K

Item 8.01	Other Events

On May 21, 2010, Rock of Ages Corporation (the "Company") issued a press release announcing that the Special Committee of its Board of Directors has determined to commence a process to explore and consider possible strategic alternatives for the Company while it continues to consider the previously disclosed acquisition proposal submitted to the Board of Directors on May 6, 2010 by Swenson Granite, LLC (“Swenson”).  The Special Committee retained legal counsel and Covington Associates, LLC as its financial advisor to assist and advise the Special Committee in connection with these matters.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press Release dated May 21, 2010 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Date: May 26, 2010	By: /s/ Laura Plude Laura Plude, Vice President/CFO

Exhibit Index

Number	Description

99.1	Press Release dated May 21, 2010 issued by the Company.